UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2010

THE PBSJ CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-30911	59-1494168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4030 West Boy Scout Boulevard, Suite 700

Tampa, Florida 33607

(Address of principal executive office)

Registrant’s telephone number, including area code (813) 282-7275

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On August 1, 2010, The PBSJ Corporation, a Florida corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with WS Atkins plc, a public limited company organized under the laws of England and Wales (“Atkins”), and Faldo MAS, Inc., a Florida corporation and an indirect wholly owned subsidiary of Atkins (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and as an indirect wholly owned subsidiary of Atkins (the “Merger”).

Under the terms of the Merger Agreement, each issued and outstanding share of the Company’s common stock will be cancelled by virtue of the Merger and without any action on the part of the holder thereof, converted automatically into the right to receive, in cash without interest, $17.137. At the effective time of the Merger, each unvested restricted share of the Company’s common stock will be deemed fully vested immediately prior to the effective time of the Merger. In addition, contributions under the Company’s employee stock purchase plan (“ESPP”) will be applied to the purchase of shares of Company common stock at a price of 90 percent of Fair Market Value, as defined in the ESPP, and the resulting shares will also be converted into the right to receive the cash merger consideration. In the alternative, the ESPP may be terminated with each participant receiving a termination payment equal to what such participant would have received had the ESPP been administered as set forth in the preceding sentence.

The Company has made customary representations, warranties and covenants in the Merger Agreement. The Merger Agreement contains a “no shop” restriction on the Company’s ability to solicit third party proposals, provide information and engage in discussions and negotiations with third parties. However, the no shop restriction allows the Company to provide information and participate in discussions and negotiations with respect to third party acquisition proposals submitted after the date of the Merger Agreement that the Company’s board of directors (the “Board of Directors”) determines in good faith are reasonably likely to result in a “Superior Proposal,” as defined in the Merger Agreement.

The Company may terminate the Merger Agreement under certain circumstances, including if its Board of Directors determines in good faith, after consultation with its legal counsel, that it has received a Superior Proposal and otherwise complies with certain terms of the Merger Agreement. In connection with such termination the Company must pay Atkins a fee of $8,520,000. If the Merger Agreement is terminated by the Company due to certain failures on the part of Atkins, Atkins must pay the Company an expense fee of $1,000,000.

Consummation of the Merger is subject to various conditions, including approval of the Merger by the Company’s shareholders, expiration or termination of any waiting periods under the Hart–Scott–Rodino Antitrust Improvements Act of 1976, successful completion of review under the Exon-Florio Amendment and the receipt of other required regulatory approvals and other customary closing conditions. The parties anticipate closing the transaction in early fall of 2010.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Board of Directors engaged Barclays Capital (“Barclays”) to serve as financial advisor. Barclays delivered an opinion to the Board of Directors, dated as of July 31, 2010, to the effect that, as of the date of the opinion, and based upon and subject to the matters described therein, the merger consideration offered to holders of the Company’s common stock was fair, from a financial point of view, to such holders.

Cautionary Note Regarding the Merger Agreement

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Atkins or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Atkins, Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Important Information

In connection with the proposed transaction, the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the transaction. The definitive proxy statement will be sent or given to the shareholders of the Company. Before making any voting or investment decision with respect to the transaction, investors and shareholders of the Company are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the transaction. The proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or from the Company by directing a request to the Company’s chief financial officer at 800.477.7275, djvrana@pbsj.com or through the Company website at www.PBSJ.com/proxy.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the transaction. Information about the Company’s directors and executive officers is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on January 25, 2010 and the Company’s Annual Report on Form 10-K filed on January 13, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that the Company intends to file with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of the Company and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, that the parties are unable to successfully implement integration strategies; and other risks that are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, including the sections entitled “Risk Factors”, as well the Company’s current reports on Form 8-K, filed with the SEC. The Company assumes no obligation and does not intend to update these forward-looking statements.

Item 7.01	Regulation FD Disclosure.

On August 2, 2010, the Company issued a press release announcing that the Company had entered into the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 8.01	Other Events.

On August 2, 2010, the Company delivered a message to its employees via electronic mail announcing that the Company had entered into the Merger Agreement. A copy of the message is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 1, 2010, by and among WS Atkins plc, Faldo MAS, Inc. and The PBSJ Corporation.*

99.1	Press release issued by The PBSJ Corporation on August 2, 2010.

99.2	Message to employees from The PBSJ Corporation, dated August 2, 2010.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PBSJ CORPORATION

Date: August 2, 2010	By:	/S/ BENJAMIN P. BUTTERFIELD
	Name:	Benjamin P. Butterfield
	Title:	Senior Vice President and
General Counsel

Index to Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 1, 2010, by and among WS Atkins plc, Faldo MAS, Inc. and The PBSJ Corporation.*

99.1	Press release issued by The PBSJ Corporation on August 2, 2010.

99.2	Message to employees issued by The PBSJ Corporation on August 2, 2010.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.